Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-21092, 33-41509, 33-41515, 33-50510 and 33-80838)
of CyberOptics Corporation of our report dated February 1, 1994 appearing in
Exhibit 99.0 in this Annual Report on Form 10-KSB.

Price Waterhouse LLP
Minneapolis, Minnesota
March 22, 1996